SUPPLEMENT TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES
OF WELLS FARGO FIXED INCOME FUNDS
For the Wells Fargo Strategic Income Fund (the “Fund”)

At a meeting held May 26-28, 2020, the Board of Trustees of the Fund approved changes to the Fund’s name and sub-adviser, effective August 3, 2020. Also effective August 3, 2020, Christopher Y. Kauffman, CFA, Jay N. Mueller, CFA, Janet S. Rilling, CFA, CPA and Michael J. Schueller, CFA are added as portfolio managers of the Fund and Niklas Nordenfelt, Scott Smith, Alex Perrin and Lauren van Biljon are removed as portfolio managers of the Fund. In connection with these changes, effective August 3, 2020 the Fund’s prospectuses and summary prospectuses are revised as follows:

I. Name Change The Fund’s name is changed to “Wells Fargo Income Plus Fund”.

II. Sub-Adviser and Portfolio Management Changes Wells Fargo Asset Management (International) Limited is removed as a sub-adviser to the Fund. All references to Wells Fargo Asset Management (International) Limited as a sub-adviser to the Fund are hereby removed.

In the section entitled “Fund Summary - Fund Management” with respect to the Fund, the Fund Management table is replaced with the following:

Adviser	Sub-Adviser	Portfolio Managers, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated

Christopher Y. Kauffman, CFA, Portfolio Manager / 2020
Jay N. Mueller, CFA, Portfolio Manager / 2020
Janet S. Rilling, CFA, CPA, Portfolio Manager / 2020
Michael J. Schueller, CFA, Portfolio Manager / 2020
Noah Wise, CFA, Portfolio Manager / 2015

In the section of the Fund’s prospectuses entitled “Management of the Funds - The Sub-Advisers and Portfolio Managers”, references to Mr. Perrin, Ms. van Biljon, Mr. Nordenfelt and Mr. Smith as portfolio managers of the Fund are removed and the following information is added to the table under the heading “Wells Capital Management Incorporated”:

Christopher Y. Kauffman, CFA Income Plus Fund (formerly Strategic Income Fund)	Mr. Kauffman joined Wells Capital Management or one of its affiliate firms in 2003, where he currently serves as a Senior Portfolio Manager.
Jay N. Mueller, CFA Income Plus Fund (formerly Strategic Income Fund)	Mr. Mueller joined Wells Capital Management or one of its predecessor firms in 1991, where he currently serves as a Portfolio Manager specializing in macroeconomic analysis.
Janet S. Rilling, CFA Income Plus Fund (formerly Strategic Income Fund)

Ms. Rilling joined Wells Capital Management or one of its predecessor firms in 1995, where she currently serves as a Senior Portfolio Manager and specializes in investment-grade corporate debt securities.

Michael Schueller, CFA Income Plus Fund (formerly Strategic Income Fund)	Mr. Schueller joined Wells Capital Management or one of its predecessor firms in 2000, where he currently serves as a Senior Portfolio Manager specializing in high-yield securities.

May 29, 2020	IFIT050/P1004SP